UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

June 30, 2008

ALLIANCE BANK AND TRUST CO.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	57733	84-1653729
(State or other jurisdiction Of incorporation or organization	(FDIC Certificate No.)	(I.R.S. Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina 28054

(Address of Principal Executive Offices) (Zip Code)

(704) 867-5828

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On July 30, 2008, Alliance Bank & Trust Co. issued a press release in which it announced earnings for the six months ended June 30, 2008. The press release is attached hereto as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibit 99.1 Press Release dated July 30, 2008 announcing earnings for the six months ended June 30, 2008

EXHIBIT INDEX

Exhibit No.                                                   Description

99.1          Press Release dated July 30, 2008 announcing earnings for the six months ended June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 30, 2008
                                                                                                Alliance Bank & Trust Co.

                                                                                                By:/s/ Daniel C. Ayscue

                                                                                                     Daniel C. Ayscue
                                                                                                     Executive Vice President
                                                                                                     Chief Financial Officer
                                                                                                     (Principal Accounting Officer and officer
                                                                                                      authorized to sign on behalf of registrant)